Exhibit 10.21

Execution Version

SUBORDINATION AND INTERCREDITOR AGREEMENT

This SUBORDINATION AND INTERCREDITOR AGREEMENT (this “Agreement”) is entered into as of February 8, 2019, by and among RNS FLEX, LLC, ENERGY SPECIAL SITUATIONS FUND II, L.P., ESS PARTICIPATION FUND II, L.P. and TRF PLATFORM HOLDINGS, LLC (together with their respective successors and assigns and each Person (as hereinafter defined) that hereafter becomes a holder of the Parent Loan Notes (as hereinafter defined), each individually, a “Subordinated Lender” and collectively, “Subordinated Lenders”), FLEXENERGY POWER SOLUTIONS, LLC, a Delaware limited liability company (the “Parent”), FLEX LEASING POWER & SERVICE LLC, a Delaware limited liability company (the “Company”), each of the other Loan Parties (as hereinafter defined) from time to time party hereto, and TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, as Agent (as hereinafter defined) for all Senior Secured Parties (as hereinafter defined).

R E C I T A L S

A.      The financial institutions party thereto from time to time (together with their respective successors and assigns, the “Senior Lenders”), Agent, the Company and the other Loan Parties (as hereinafter defined) have entered into a Credit Agreement dated as of February 8, 2019 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Senior Credit Agreement”) pursuant to which, among other things, Senior Lenders have agreed, subject to the terms and conditions set forth in the Senior Credit Agreement, to make certain loans and financial accommodations to the Company and the other Loan Parties. The Company and the other Loan Parties may also now or hereafter enter into Bank Product Agreements (as hereinafter defined) with Bank Product Providers.

B.       All of the Company’s and the other Loan Parties’ obligations to Agent and Senior Secured Parties are secured by liens on and security interests in the Equity Interests in the Company and substantially all of the assets of the Company and the other Loan Parties (collectively, the “Collateral”).

C.       Subordinated Lenders have extended credit to the Parent as evidenced by those certain secured promissory notes described on Exhibit A hereto in the original aggregate principal amount of $18,000,000 and payable by the Parent to Subordinated Lenders (collectively, the “Subordinated Notes”).

D.       As an inducement to and as one of the conditions to the agreement of Agent and Senior Secured Parties to make certain loans and financial accommodations to the Company and the other Loan Parties as contemplated by the Senior Debt Documents (as hereinafter defined), Agent and Senior Lenders have required the execution and delivery of this Agreement by each Subordinated Lender and the Loan Parties in order to set forth the relative rights and priorities of Agent, Senior Secured Parties and Subordinated Lenders under the Senior Debt Documents and the Subordinated Debt Documents (as hereinafter defined).

NOW, THEREFORE, in order to induce Agent and Senior Secured Parties to make certain loans and financial accommodations to the Company and the other Loan Parties pursuant to the Senior Debt Documents, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

1.       Definitions. Capitalized terms used and not defined herein shall have the meanings attributed thereto in the Senior Credit Agreement. The following terms shall have the following meanings in this Agreement:

“Agent” shall mean Texas Capital Bank, National Association, as administrative agent for the Senior Secured Parties, or any other Person appointed by the holders of the Senior Debt as administrative agent for purposes of the Senior Debt Documents and this Agreement.

“Agreement” shall have the meaning set forth in the introductory paragraph to this Agreement.

“Bank Product” shall mean any service provided to, facility extended to, or transaction entered into with, any Loan Party by any Bank Product Provider consisting of (a) deposit accounts, (b) cash management services, including treasury, depository, return items, overdraft, controlled disbursement, merchant store value cards, e-payables services, electronic funds transfer, interstate depository network, automatic clearing house transfer (including the Automated Clearing House processing of electronic funds transfers through the direct Federal Reserve Fedline system) and other cash management arrangements maintained with any Bank Product Provider, (c) debit cards, stored value cards, and credit cards (including commercial credit cards (including so called “procurement cards” or “P cards”)) and debit card and credit card processing services or (d) Hedge Agreements.

“Bank Product Agreements” shall mean those certain agreements entered into from time to time between any Loan Party and a Bank Product Provider in connection with any of the Bank Products, including without limitation, Hedge Agreements.

“Bank Product Obligations” shall mean all obligations, liabilities, contingent reimbursement obligations, fees, and expenses owing by any Loan Party or any of its Subsidiaries to any Bank Product Provider pursuant to or evidenced by the Bank Product Agreements and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all such amounts that any Loan Party or such Subsidiary is obligated to reimburse to any Bank Product Provider as a result of such Bank Product Provider purchasing participations or executing indemnities or reimbursement obligations with respect to the Bank Products provided to any Loan Party or such Subsidiaries pursuant to the Bank Product Agreements.

“Bank Product Provider” shall mean any Senior Lender or Affiliate of a Senior Lender (or any Person that was a Senior Lender or an Affiliate of a Senior Lender at the time such Bank Product Agreement was entered into) that provides Bank Products to the Loan Parties or any of their Subsidiaries from time to time.

“Bankruptcy Code” shall mean Title 11 of the United States Code, as in effect from time to time.

“Business Day(s)” means those days (other than Saturdays or Sundays) upon which banks are generally open in Texas for the conduct of substantially all of their commercial lending activities and wire transfers of funds can be made.

“Collateral” shall have the meaning set forth in Recital B of this Agreement.

“Company” shall have the meaning set forth in the introductory paragraph to this Agreement.

“DIP Financing” shall have the meaning set forth in Section 8.1.

“Distribution” shall mean, with respect to any indebtedness, obligation or security, (a) any payment or distribution by any Person of cash, securities or other property, by set-off or otherwise, on account of such indebtedness, obligation or security, or (b) any redemption, purchase or other acquisition of such indebtedness, obligation or security by any Person.

“Enforcement Action” shall mean (a) to take from or for the account of the Company or any other Loan Party, by set-off or in any other manner, the whole or any part of any moneys which may now or hereafter be owing by the Company or any such Loan Party with respect to the Subordinated Debt, (b) to sue for payment of, or to initiate or participate with others in any suit, action or proceeding against the Company or any such Loan Party to (i) enforce payment of or to collect the whole or any part of the Subordinated Debt or (ii) commence enforcement of any of the rights and remedies under the Subordinated Debt Documents or applicable law with respect to the Subordinated Debt, (c) to accelerate the Subordinated Debt, (d) to exercise any put option or to cause the Company or any such Loan Party to honor any redemption or mandatory prepayment obligation under any Subordinated Debt Document, or (e) to take any action under the provisions of any state or federal law, including, without limitation, the Uniform Commercial Code, or under any contract or agreement, to enforce, foreclose upon, take possession of or sell the Parent’s Equity Interests in the Company or any property or assets of the Company or any such Loan Party including the Collateral.

“Exercise Notice” shall have the meaning set forth in Section 2.10.

“Hedge Agreement” shall mean (a) any and all interest rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules and annexes, a “Master Agreement”), (c) any and all Master Agreements and any and all related confirmations and (d) any other agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“Loan Parties” shall mean the Company and each Domestic Subsidiary of the Company that is now or hereafter becomes a party to any Senior Debt Document. All references in this Agreement to any Loan Party shall include such Loan Party as a debtor-in-possession and any receiver or trustee for such Loan Party in any Proceeding.

“Loan Purchase Price” shall have the meaning set forth in Section 2.10.

“Paid in Full” or “Payment in Full” shall mean, as of any date of determination with respect to the Senior Debt that: (a) all of the Senior Debt (other than (i) contingent indemnification obligations not yet due and payable or with respect to which a claim may not yet have been reasonably asserted, (ii) obligations not yet due and payable with respect to letters of credit issued pursuant to the applicable Senior Debt Documents and (iii) Bank Product Obligations not yet due and payable) has been indefeasibly paid in full in cash, (b) no Person has any further right to obtain any loans, letters of credit or other extensions of credit under the Senior Debt Documents, (c) any and all letters of credit issued under the Senior Debt Documents have been cancelled and returned or backed by standby letters of credit (issued by a bank, and in form and substance, acceptable to Agent) or cash collateralized, in each case in an amount equal to 103% of the face amount of such letters of credit, (d) any and all Bank Product Obligations have been cancelled or backed by standby letters of credit (issued by a bank, and in form and substance, acceptable to Agent) or cash collateralized, in each case in an amount reasonably determined by Agent as sufficient to satisfy the estimated credit exposure with respect to the Bank Product Obligations, and (e) any costs, expenses and contingent indemnification obligations which are not yet due and payable but with respect to which a claim may reasonably be expected to be asserted by Agent or a Senior Secured Party are backed by standby letters of credit (issued by a bank, and in form and substance, acceptable to Agent) or cash collateralized, in each case in an amount reasonably estimated by Agent to be the amount of costs, expenses and contingent indemnification obligations that may become due and payable.

“Person” shall mean natural persons, corporations, limited liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

“Proceeding” shall mean any voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, reorganization, assignment for the benefit of creditors, appointment of a custodian, receiver, trustee or other officer with similar powers or any other proceeding for the liquidation, dissolution or other winding up of a Person.

“Purchase Option Event” shall have the meaning set forth in Section 2.10.

“Recovery” shall have the meaning set forth in Section 2.9.

“Senior Credit Agreement” shall have the meaning set forth in Recital A of this Agreement.

“Senior Debt” shall mean (a) all obligations, liabilities and indebtedness of every nature of the Company and the other Loan Parties from time to time owed under the Senior Debt Documents, including, without limitation, the principal amount of all debts, claims and indebtedness and guarantees, accrued and unpaid interest (including, without limitation, default interest), fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and from time to time hereafter owing, due or payable, whether before or after the filing of a Proceeding under the Bankruptcy Code together with any interest (including, without limitation, default interest) and fees accruing thereon after the commencement of a Proceeding, without regard to whether or not such interest or fees is an allowed claim, and (b) all Bank Product Obligations.

“Senior Debt Documents” shall mean the Senior Credit Agreement, the Security Documents, the Notes, the Issuer Documents, and all other agreements, documents and instruments executed from time to time in connection therewith (including, without limitation, the Bank Product Agreements), as the same may be amended, restated, supplemented or otherwise modified from time to time, and after any refinancing of the Senior Debt, any financing documentation which replaces the Senior Debt Documents (including under any DIP Financing) and pursuant to which the Senior Debt is refinanced, as such financing documentation may be amended, restated, supplemented or otherwise modified from time to time.

“Senior Default” shall mean any “Default” or “Event of Default” under any of the Senior Debt Documents.

“Senior Lenders” shall have the meaning set forth in Recital A of this Agreement.

“Senior Secured Parties” shall mean, collectively, Agent, Senior Lenders, Bank Product Providers, and any holders of the Senior Debt.

“Subordinated Debt” shall mean all obligations, liabilities and indebtedness of every nature of the Parent, the Company and the other Loan Parties from time to time owed to any Subordinated Lender under the Subordinated Debt Documents, including, without limitation, the principal amount of all debts, claims and indebtedness, accrued and unpaid interest (including, without limitation, default interest), fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and from time to time hereafter owing, due or payable, whether before or after the filing of a Proceeding under the Bankruptcy Code together with any interest (including, without limitation, default interest) and fees accruing thereon after the commencement of a Proceeding, without regard to whether or not such interest or fees is an allowed claim.

“Subordinated Debt Documents” shall mean, collectively, (a) the Subordinated Notes, and (b) any and all guarantees, notes, instruments, documents and agreements executed and delivered by the Parent or any Loan Party in connection with, or pursuant to, the issuance of the Subordinated Debt.

“Subordinated Lender” shall have the meaning set forth in the introductory paragraph in this Agreement and shall also refer to any subsequent party to whom the benefit of this Agreement has been extended in accordance with the terms of this Agreement.

“Subordinated Notes” shall have the meaning set forth in Recital C of this Agreement.

“Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect from time to time in the State of Texas.

2.       Subordination.

2.1.       Subordination of Liens and Security Interests; Agreement Not to Contest; Agreement to Release Liens; Nature of Priority; No New Liens.

(a)       Until all of the Senior Debt has been Paid in Full, any liens and security interests of any Subordinated Lender in the Collateral shall be and hereby are subordinated for all purposes and in all respects to the liens and security interests of Agent and Senior Secured Parties in the Collateral, regardless of the time, manner or order of the creation, granting, attachment or perfection of any such liens and security interests. Each Subordinated Lender agrees that it will not at any time contest the validity, perfection, priority or enforceability of the Senior Debt, the Senior Debt Documents, or the liens and security interests of Agent and Senior Secured Parties in the Collateral securing the Senior Debt. In furtherance of the foregoing, each Subordinated Lender hereby irrevocably appoints Agent its attorney-in-fact, with full authority in the place and stead of such Subordinated Lender and in the name of such Subordinated Lender or otherwise, to execute and deliver any document or instrument which such Subordinated Lender may be required to deliver pursuant to this Section 2.1.

(b)       Each Subordinated Lender acknowledges that a portion of the Senior Debt represents debt that is revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of the Senior Debt may be modified, extended or amended from time to time, and that the aggregate amount of the Senior Debt may be increased, replaced or refinanced, in each event, without notice to or consent by the Subordinated Lenders and without affecting the provisions hereof. The lien priorities provided in Section 2.1(a) shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of either the Senior Debt or the Subordinated Debt, or any portion thereof.

(c)       Until all of the Senior Debt has been Paid in Full, the parties hereto agree that (i) there shall be no lien on any assets of, or Equity Interests issued by, any Loan Party securing any Subordinated Debt if these same assets are not subject to, and do not become subject to, a lien securing the Senior Debt and (ii) if any Subordinated Lender shall acquire or hold any lien on any assets of, or Equity Interests issued by, any Loan Party securing any Subordinated Debt which assets are not also subject to the first-priority lien of Agent under the Senior Debt Documents, then each Subordinated Lender will, without the need for any further consent of any other Subordinated Lender, notwithstanding anything to the contrary in any other Subordinated Debt Document, either (A) release such lien or (B) assign it to Agent as security for the Senior Debt. To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to Agent, the Subordinated Lenders agree that any amounts received by or distributed to any of them pursuant to or as a result of liens granted in contravention of this Section 2.1(c) shall be subject to Section 2.5.

2.2.       Liquidation, Dissolution, Bankruptcy. In the event of any Proceeding involving the Parent, the Company or any other Loan Party:

(a)       All Senior Debt shall first be Paid in Full before any Distribution (whether in cash, securities or other property) from the Parent’s Equity Interests in the Company, the Company or any other Loan Party is made to any Subordinated Lender on account of any Subordinated Debt.

(b)      Any Distribution from the Parent’s Equity Interests in the Company, the Company or any other Loan Party, whether in cash, securities or other property which would otherwise, but for the terms hereof, be payable or deliverable in respect of the Subordinated Debt, shall be paid or delivered directly to Agent (to be held and/or applied by Agent in accordance with the terms of the Senior Debt Documents) until all Senior Debt is Paid in Full. Each Subordinated Lender irrevocably authorizes, empowers and directs any debtor, debtor in possession, receiver, trustee, liquidator, custodian, conservator or other Person having authority, to pay or otherwise deliver all such Distributions to Agent. Each Subordinated Lender also irrevocably authorizes and empowers Agent, in the name of such Subordinated Lender, to demand, sue for, collect and receive any and all such Distributions.

(c)       Each Subordinated Lender waives any claim it may now or hereafter have arising out of Agent’s or Senior Lenders’ election, in any Proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code by the Company or any other Loan Party, as debtor in possession, and/or any use of cash collateral. Each Subordinated Lender further agrees that it will not seek to participate on any creditor’s committee without Agent’s prior written consent.

(d)       Each Subordinated Lender agrees to execute, verify, deliver and file any proofs of claim in respect of the Subordinated Debt requested by Agent in connection with any such Proceeding. If such Subordinated Lender does not file a proper claim or proof of debt or other document or amendment thereof in the form required in any Proceeding prior to 30 days before the expiration of time to file such claim or other document or amendment thereof, then Agent shall have the right (but not the obligation) in such proceeding, and hereby irrevocably is appointed lawful attorney of each Subordinated Lender for the purpose of enabling Agent to demand, sue for, collect, receive and give receipt for the payments and distributions in respect of the Subordinated Debt that are made in such Proceeding and that are required to be paid or delivered to Agent and Senior Secured Parties as provided in this Agreement, and to file and prove all claims therefor and to execute and deliver all documents in such proceeding in the name of any Subordinated Lender or otherwise in respect of such claims, as Agent reasonably may determine to be necessary or appropriate.

(e)       This Agreement is intended to be enforceable as a subordination agreement (notwithstanding the commencement of any Proceeding), including under Section 510 of the Bankruptcy Code and any comparable provision of otherwise applicable law.

(f)       Until Payment in Full of the Senior Debt has occurred, each Subordinated Lender agrees that it shall not, in its capacity as a creditor of Parent, without the consent of Agent (i) propose any plan of reorganization or file any motion or pleading in support of any motion or plan that would impair the rights of any holders of the Senior Debt, (ii) oppose any plan of reorganization or liquidation proposed by Agent or Senior Secured Parties or with Agent’s or Senior Secured Parties’ written approval; provided that no Subordinated Lender shall be prohibited from opposing any plan proposed or approved by Agent or Senior Secured Parties if Subordinated Lenders proposed or supported an alternative plan which provides for Payment in Full of all Senior Debt on the effective date of such plan, or (iii) vote its claim in favor of any plan of reorganization, liquidation, arrangement, moratorium or composition opposed by Agent or Senior Secured Parties other than a plan which provides for the Payment in Full of all Senior Debt on the effective date thereof.

2.3.       Subordinated Debt Standstill Provisions. Until all Senior Debt is Paid in Full, no Subordinated Lender shall, without the prior written consent of Agent, take any Enforcement Action with respect to the Parent’s Equity Interests in the Company, the Company or any other Loan Party, in each case, in connection with the Subordinated Debt.

2.4.       Incorrect Payments. If any Distribution from the Parent’s Equity Interests in the Company, the Company or any other Loan Party on account of the Subordinated Debt not permitted to be made by the Company or any other Person or accepted by any Subordinated Lender under this Agreement is made and received by a Subordinated Lender, such Distribution shall not be commingled with any of the assets of such Subordinated Lender, shall be held in trust by such Subordinated Lender for the benefit of Agent and Senior Secured Parties and shall be promptly paid over to Agent for application (in accordance with the Senior Debt Documents ) to the payment of the Senior Debt then remaining unpaid, until all of the Senior Debt is Paid in Full.

2.5.       Application of Proceeds from Sale or other Disposition of the Collateral. In the event of any sale, transfer or other disposition (including a casualty loss or taking through eminent domain) of the Collateral, the proceeds resulting therefrom (including insurance proceeds) shall be applied in accordance with the terms of the Senior Debt Documents or as otherwise consented to by Agent until such time as all of the Senior Debt is Paid in Full.

2.6.       Sale, Transfer or other Disposition of Subordinated Debt.

(a)       No Subordinated Lender shall sell, assign, pledge, dispose of or otherwise transfer all or any portion of the Subordinated Debt or any Subordinated Debt Document unless prior to the consummation of such sale, assignment, pledge, disposition or other transfer, the transferee thereof shall agree, in writing reasonably acceptable to Agent, to be bound by all the terms and provisions hereof.

(b)       Notwithstanding the foregoing, the subordination effected hereby shall survive any sale, assignment, pledge, disposition or other transfer of all or any portion of the Subordinated Debt in violation of the foregoing prohibition, and the terms of this Agreement shall be binding upon the successors and assigns of each Subordinated Lender, as provided in Section 14 hereof.

2.7.       Legends. Until the termination of this Agreement in accordance with Section 20 hereof, each Subordinated Lender will use commercially reasonable efforts to cause to be clearly, conspicuously and prominently inserted on the face of the Subordinated Notes and any other Subordinated Debt Document, as well as any renewals or replacements thereof, the following legend:

“THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY 8, 2019 (THE “SUBORDINATION AGREEMENT”), AMONG FLEXENERGY POWER SOLUTIONS, LLC, A DELAWARE LIMITED LIABILITY COMPANY, AS PARENT, FLEX LEASING POWER & SERVICE LLC, A DELAWARE LIMITED LIABILITY COMPANY (THE “COMPANY”), THE LOAN PARTIES PARTY THERETO, RNS FLEX, LLC, ENERGY SPECIAL SITUATIONS FUND II, L.P., ESS PARTICIPATION FUND II, L.P. AND TRF PLATFORM HOLDINGS, LLC (COLLECTIVELY, “SUBORDINATED LENDERS”) AND TEXAS CAPITAL BANK, NATIONAL ASSOCIATION (“AGENT”), TO THE OBLIGATIONS AND INDEBTEDNESS (INCLUDING INTEREST) OWED BY THE COMPANY AND ANY OF ITS SUBSIDIARIES PURSUANT TO THAT CERTAIN CREDIT AGREEMENT DATED AS OF FEBRUARY 8, 2019 AMONG THE COMPANY, CERTAIN SUBSIDIARIES OF THE COMPANY, AGENT AND THE LENDERS FROM TIME TO TIME PARTY THERETO, AND THE AGREEMENTS, INSTRUMENTS AND DOCUMENTS EXECUTED IN CONNECTION THEREWITH, AS SUCH CREDIT AGREEMENT AND SUCH OTHER AGREEMENTS, INSTRUMENTS AND DOCUMENTS MAY BE AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME AND TO INDEBTEDNESS REFINANCING ANY SUCH INDEBTEDNESS AS CONTEMPLATED BY THE SUBORDINATION AGREEMENT; AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.”

2.8.       Obligations Hereunder Not Affected. All rights and interests of Senior Secured Parties and Agent hereunder, and all agreements and obligations of each Subordinated Lender and the Company hereunder, shall remain in full force and effect irrespective of: (a) any lack of validity or enforceability of any document evidencing any of the Senior Debt; (b) any change in the time, manner or place of payment of, or any other term of, all or any of the Senior Debt, or any other amendment or waiver of or any release or consent to departure from any of the Senior Debt Documents; (c) any exchange, release or non-perfection of any collateral or guaranty for all or any of the Senior Debt; (d) any failure of any Senior Secured Party or Agent to assert any claim or to enforce any right or remedy against any party under the provisions of this Agreement or any Senior Debt Document; (e) any reduction, limitation, impairment or termination of the Senior Debt for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and Parent, each Loan Party and each Subordinated Lender hereby waive any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of invalidity, illegality, nongenuiness, irregularity, compromise, unenforceability of, or any other event or occurrence affect, any Senior Debt; and (f) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Loan Party in respect of the Senior Debt or any Subordinated Lender in respect of this Agreement. Each Subordinated Lender acknowledges and agrees that Senior Secured Parties and Agent may, in accordance with the terms of the Senior Debt Documents, without notice or demand and without affecting or impairing such Subordinated Lender’s obligations hereunder, from time to time (i) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Senior Debt or any part thereof, including, without limitation, to increase or decrease the rate of interest thereon or the principal amount thereof; (ii) take or hold security for the payment of the Senior Debt and exchange, enforce, foreclose upon, waive and release any such security; (iii) apply such security and direct the order or manner of sale thereof as Agent and Senior Secured Parties in their sole discretion, may determine; (iv) release and substitute one or more endorsers, warrantors, borrowers or other obligors; and (v) exercise or refrain from exercising any rights against the Company or any other Person.

2.9.       Enforceability of Senior Debt; Reinstatement. The Senior Debt shall continue to be treated as Senior Debt and the provisions of this Agreement shall continue to govern the relative rights and priorities of Agent and Senior Secured Parties, on the one hand, and Subordinated Lenders, on the other hand, even if all or part of the Senior Debt or the security interests securing the Senior Debt are subordinated, set aside, avoided, invalidated or disallowed. If Agent or any Senior Secured Party is required to disgorge any Distribution from the Parent’s Equity Interests in the Company, the Company or any other Loan Party, proceeds of Collateral or other amount received by such Person (whether because such Distribution, proceeds or other amount is invalidated, declared to be fraudulent or preferential or otherwise) or turn over or otherwise pay any amount (a “Recovery”) to the estate or to any creditor or representative of any Loan Party or any other Person, then the Senior Debt shall be reinstated (to the extent of such Recovery) as if such Senior Debt had never been paid and to the extent any Subordinated Lender has received a Distribution to which such Subordinated Lender would not have been entitled under this Agreement had such reinstatement occurred prior to receipt of such Distribution, such Subordinated Lender shall return such Distribution to Agent for reapplication to the Senior Debt. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the parties hereto. This Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion, or dismissal of any Proceeding by or against the Parent, the Company or any other Loan Party.

2.10.    Option to Purchase Senior Debt. If (a) the Senior Debt has been accelerated or otherwise becomes due and payable, (b) any payment Event of Default under Section 9.1(a) of the Senior Credit Agreement has occurred and has been continuing for a period of more than fifteen (15) days, or (c) any Event of Default under Sections 9.1(e) or 9.1(f) has occurred (each of the foregoing, a “Purchase Option Event”), upon fifteen (15) Business Days’ prior written notice to Agent (an “Exercise Notice”), Subordinated Lenders (acting severally or jointly) shall have the right to purchase, in whole but not in part, the Senior Debt for a price equal to, without duplication, the sum of:

(i)       the outstanding principal balance thereof, together with all accrued interest and other amounts due thereon (exclusive of any late charges, default interest, exit fees, advances and post-petition interest), including all costs and expenses (including reasonable legal fees and expenses) incurred by Senior Lenders in accordance with the Senior Debt Documents;

(ii)      any unreimbursed obligations and, without duplication, the Outstanding Amount of L/C Obligations (which shall be satisfied by providing cash collateralization of such reimbursement obligations and Outstanding Amount of L/C Obligations in an amount equal to 103% thereof);

(iii)     cash collateral to secure any unreimbursed obligations in respect of Bank Product Obligations (which shall include any such Bank Product Obligations that are not yet liquidated and/or are contingent in amount) owing to such Senior Lenders who are, or whose Affiliates are, Bank Product Providers; it being agreed by the parties hereto that such Senior Lenders shall (A) as applicable, (x) be entitled to apply such cash collateral to reimburse themselves or their Affiliates for any Bank Product Obligations or other amounts owing related thereto or (y) at the option of such Senior Lender, terminate the applicable agreements related thereto and make all payments pursuant thereto and (B) promptly return any unapplied portion of such cash collateral to such Subordinated Lender (or its agent) at such time as all obligations with respect to such Bank Products have been Paid in Full; and

(iv)       an amount, not otherwise assumed and/or indemnified by Subordinated Lenders, that Agent, in its reasonable business judgment, determines is sufficient to cover any contingent indemnification or expense reimbursement obligation of the Company or any other Loan Party under Section 11.1 of the Credit Agreement for which claims against Agent or any Senior Lender have been asserted in writing, the payment of which amount shall be furnished as cash collateral and the unused portion thereof shall be returned to such Subordinated Lender(s) upon the settlement or other resolutions of such claims (collectively, the “Loan Purchase Price”).

Concurrently with payment to Senior Lenders of the Loan Purchase Price, Senior Lenders shall deliver or cause to be delivered to Subordinated Lenders all Senior Debt Documents held by or on behalf of Senior Lenders and will execute in favor of Subordinated Lenders or its designee assignment documentation, in form and substance reasonably acceptable to Subordinated Lenders, sufficient to assign the Senior Debt and all rights of Senior Lenders under the Senior Debt Documents (without recourse, representations or warranties, except for representations as to the outstanding balance of the Senior Debt and that the Senior Debt Documents and Senior Debt are free and clear of all claims, liens, security interests and encumbrances and that Senior Lenders have delivered all notices of default and other documents executed or delivered in connection with Senior Lenders’ expenses and notices its intention to exercise any legal remedies). The right of Subordinated Lenders to purchase the Senior Debt shall automatically terminate upon the earlier to occur of (1) a transfer of the Collateral by foreclosure sale, sale by power of sale or delivery of a deed in lieu of foreclosure or bill of sale, (2) the payment in full of the Subordinated Debt under the Subordinated Debt Documents and (3) the Payment in Full of the Senior Debt. Agent shall be entitled to conclusively rely on any Exercise Notice for purposes of determining whether a Purchase Option Event has occurred and is continuing and shall not be liable to any Person (including the Parent, the Company or any other Loan Party, any other Subordinated Lender or any of their respective subsidiaries, Affiliates or equity holders) in connection with any such reliance.

3.       Modifications to Senior Debt Documents. Agent and Senior Secured Parties may at any time and from time to time without the consent of or notice to any Subordinated Lender, without incurring liability to such Subordinated Lender and without impairing or releasing the obligations of such Subordinated Lender under and the subordination effected by this Agreement, change the manner or place of payment or extend the time of payment of or renew or alter any of the terms of the Senior Debt (including increasing the Senior Debt), or amend in any manner any Senior Debt Document.

4.       Modifications to Subordinated Debt Documents. Until all of the Senior Debt has been Paid in Full, and notwithstanding anything to the contrary contained in the Subordinated Debt Documents, no Subordinated Lender shall, without the prior written consent of Agent, agree to any amendment, modification or supplement to the Subordinated Debt Documents or enter into any additional Subordinated Debt Documents, the result of which would cause the aggregate amount of the Subordinated Debt secured by the Collateral at any time outstanding to be in excess of $21,000,000 (it being understood that this Section 4 shall not prohibit any amendment, modification, supplement or additional Subordinated Debt Document with respect to any Subordinated Debt that is either unsecured or secured by assets, including without limitation any Equity Interests, in each case, not constituting Collateral at any time).

5.       Waiver of Certain Rights by Subordinated Lenders.

5.1.       Rights Relating to Agent’s Actions with respect to the Collateral. Each Subordinated Lender hereby waives, to the extent permitted by applicable law, any rights which it may have to enjoin or otherwise obtain a judicial or administrative order preventing Agent or Senior Secured Parties from taking, or refraining from taking, any action with respect to all or any part of the Collateral. Without limitation of the foregoing, each Subordinated Lender hereby agrees (a) that it has no right to direct or object to the manner in which Agent and Senior Secured Parties apply the proceeds of the Collateral resulting from the exercise by Agent and Senior Secured Parties of rights and remedies under the Senior Debt Documents to the Senior Debt and (b) that Agent has not assumed any obligation to act as the agent for any Subordinated Lender with respect to the Collateral.

5.2.       Waiver of Notice of Acceptance. To the fullest extent permitted by applicable law, each Subordinated Lender hereby waives: (a) notice of acceptance hereof; (b) notice of any loans or other financial accommodations made or extended under the Senior Debt Documents, or the creation or existence of any Senior Debt; (c) notice of the amount of the Senior Debt; (d) notice of any adverse change in the financial condition of the Parent, the Company or any other Loan Party or of any other fact that might increase the risk hereunder of such Subordinated Lender; (e) notice of presentment for payment, demand, protest, and notice thereof as to any instrument among the Senior Debt Documents; (f) notice of any Senior Default under the Senior Debt Documents or otherwise relating to the Senior Debt; and (g) all other notices (except if such notice is specifically required to be given to such Subordinated Lender under this Agreement) and demands to which such Subordinated Lender might otherwise be entitled.

5.3.       Waiver of Defenses, Offsets, and Counter-Claims. To the fullest extent permitted by applicable law, each Subordinated Lender hereby waives: (a) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of any Senior Debt or any security therefor; (b) any defense arising by reason of any claim or defense based upon an election of remedies by Agent or any Senior Secured Party; and (c) the benefit of any statute of limitations affecting such Subordinated Lender’s obligations hereunder or the enforcement thereof.

5.4.       Waiver of Rights of Subrogation. Until such time as the Payment in Full of all Senior Debt shall have occurred, each Subordinated Lender hereby waives and postpones: (a) any right of subrogation such Subordinated Lender has or may have as against the Company or any other Loan Party with respect to any Senior Debt; (b) any right to proceed against the Company, any other Loan Party or any other Person, now or hereafter, for contribution, indemnity, reimbursement, or any other suretyship rights and claims (irrespective of whether direct or indirect, liquidated or contingent), with respect to any Senior Debt; and (c) any right to proceed or to seek recourse against or with respect to the Parent’s Equity Interests in the Company and any property or asset of the Company or any other Loan Party.

5.5.       Waiver of Election of Remedies. WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS AGREEMENT, EACH SUBORDINATED LENDER WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY AGENT OR THE SENIOR SECURED PARTIES, EVEN THOUGH THAT ELECTION OF REMEDIES HAS DESTROYED SUCH SUBORDINATED LENDER’S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST THE PARENT, THE COMPANY OR ANY OTHER LOAN PARTY BY THE OPERATION OF ANY APPLICABLE LAW.

5.6.       Waiver of Liability. If Agent or the Senior Secured Parties honor (or fail to honor) a request by the Company or any other Loan Party for an extension of credit pursuant to the Senior Credit Agreement or any of the other Senior Debt Documents, whether or not Agent or the Senior Secured Parties have knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of the Subordinated Debt Documents or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if Agent or Senior Secured Parties otherwise should exercise any of their contractual rights or remedies under the Senior Debt Documents, Agent and Senior Secured Parties shall have no liability whatsoever to any Subordinated Lender as a result of such action, omission, or exercise. Agent and Senior Secured Parties will be entitled to manage and supervise the loans and extensions of credit under the Senior Debt Documents as they may, in their sole discretion, deem appropriate, and Agent and Senior Lenders and each other holder of Senior Debt may manage its loans and extensions of credit without regard to any rights or interests that Subordinated Lenders may have. Agent and Senior Secured Parties may, from time to time, enter into agreements and settlements with the Parent, the Company or any other Loan Party as they may determine in their sole discretion without impairing any of the subordinations, priorities, rights or obligations of the parties under this Agreement, including, without limitation, substituting Collateral, releasing any Lien and releasing any Loan Party.

5.7.       Information Concerning Financial Condition. Each Subordinated Lender hereby assumes responsibility for keeping itself informed of the financial condition of the Loan Parties and of all other circumstances bearing upon the risk of nonpayment of the Subordinated Debt, and agrees that Agent and Senior Secured Parties have no duty to advise any Subordinated Lender of information known to any of them regarding such condition or any such circumstances. In the event Agent or any Senior Secured Party, in its sole discretion, undertakes, at any time or from time to time, to provide any such information to any Subordinated Lender, it shall be under no obligation (a) to provide any such information to such Subordinated Lender on any subsequent occasion, (b) to undertake any investigation, or (c) to disclose any information which, pursuant to its commercial finance practices, it wishes to maintain confidential.

6.       Representations and Warranties. Each Subordinated Lender hereby represents and warrants to Agent and Senior Secured Parties that as of the date hereof: (a) it is duly organized and validly existing under the laws of its state of organization; (b) it has the power and authority to enter into, execute, deliver and carry out the terms of this Agreement, all of which have been duly authorized by all proper and necessary action; (c) the execution of this Agreement by such Subordinated Lender will not violate or conflict with its organizational documents, any material agreement binding upon such Subordinated Lender or any law, regulation or order or require any consent or approval which has not been obtained; (d) this Agreement is the legal, valid and binding obligation of such Subordinated Lender, enforceable against such Subordinated Lender in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally; and (e) Subordinated Lenders are the sole owners, beneficially and of record, of the Subordinated Debt Documents to which they are a party and the Subordinated Debt.

7.       Asset Dispositions; Proceedings.

7.1.       Asset Dispositions in a Proceeding under the Bankruptcy Code. No Subordinated Lender shall, in a Proceeding under the Bankruptcy Code or otherwise, oppose any sale or disposition of any Collateral that is supported by the Senior Secured Parties, and each Subordinated Lender will be deemed to have consented under Section 363 of the Bankruptcy Code (and otherwise) to any sale supported by the Senior Secured Parties and to have released their liens on such Collateral.

7.2.       Releases of Subordinated Lenders’ Liens.

(a)       Upon any release, sale or disposition of Collateral permitted pursuant to the terms of the Senior Debt Documents or with the consent of the Senior Secured Parties that results in the release of the lien in favor of Agent for the benefit of the Senior Secured Parties on any Collateral (including without limitation any sale or other disposition pursuant to any Enforcement Action), the liens in favor of the Subordinated Lenders on such Collateral shall be automatically and unconditionally released with no further consent or action of any Person.

(b)       Each Subordinated Lender shall promptly execute and deliver such release documents and instruments and shall take such further actions as Agent shall request to evidence any release of the liens of the Subordinated Lenders described in clause (a) above. Each Subordinated Lender hereby appoints Agent and any officer or duly authorized person of Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of such Subordinated Lender and in the name of such Subordinated Lender, or in Agent’s own name, from time to time, in Agent’s sole discretion, for the purposes of carrying out the terms of this Section 7.2, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this Section 7.2, including, without limitation, any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

8.       Proceedings.

8.1.       Financing Matters. If any Loan Party becomes subject to any Proceeding, and if Agent or the other Senior Secured Parties desire to consent (or not object) to the use of cash collateral under the Bankruptcy Code or to provide financing to any Loan Party under the Bankruptcy Code or to consent (or not object) to the provision of such financing to any Loan Party by any third party (any such financing, “DIP Financing”), then each Subordinated Lender agrees that such Subordinated Lender (a) will be deemed to have consented to, will raise no objection to, nor support any other Person objecting to, the use of such cash collateral or to such DIP Financing, (b) will not request or accept adequate protection or any other relief in connection with the use of such cash collateral or such DIP Financing except as set forth in Section 8.3 below, (c) will subordinate (and will be deemed hereunder to have subordinated) any lien under the Subordinated Debt Documents (i) to such DIP Financing on the same terms as the liens under the Senior Debt Documents are subordinated thereto (and such subordination will not alter in any manner the terms of this Agreement), (ii) to any adequate protection provided to Agent and the Senior Secured Parties and (iii) to any “carve-out” agreed to by Agent or the other Senior Secured Parties, and (d) agrees that notice received two calendar days prior to the entry of an order approving such usage of cash collateral or approving such financing shall be adequate notice.

8.2.       Relief From the Automatic Stay. Each Subordinated Lender agrees that it will not seek relief from the automatic stay or from any other stay in any Proceeding against any Loan Party or take any action in derogation thereof, in each case in respect of any Collateral, without the prior written consent of Agent.

8.3.       Adequate Protection. Each Subordinated Lender agrees that it shall not object, contest, or support any other Person objecting to or contesting, (a) any request by Agent or the other Senior Secured Parties for adequate protection or any adequate protection provided to Agent or the other Senior Secured Parties or (b) any objection by Agent or any other Senior Secured Parties to any motion, relief, action or proceeding based on a claim of a lack of adequate protection or (c) the payment of interest, fees, expenses or other amounts to Agent or any other Senior Secured Party under Section 506(b) or 506(c) of the Bankruptcy Code or otherwise. Notwithstanding anything contained in this Section 8, in any Proceeding against any Loan Party under the Bankruptcy Code, (i) if the Senior Secured Parties (or any subset thereof) are granted adequate protection consisting of additional collateral (with replacement liens on such additional collateral) and superpriority claims in connection with any DIP Financing or use of cash collateral, and the Senior Secured Parties do not object to the adequate protection being provided to them, then in connection with any such DIP Financing or use of cash collateral, each Subordinated Lender may seek or accept adequate protection consisting solely of (x) a replacement lien on the same additional collateral, subordinated to the liens securing the Senior Debt and such DIP Financing on the same basis as the other liens securing the Subordinated Debt are so subordinated to the Senior Debt under this Agreement and (y) superpriority claims junior in all respects to the superpriority claims granted to the Senior Secured Parties, provided, however, that each Subordinated Lender shall have irrevocably agreed, pursuant to Section 1129(a)(9) of the Bankruptcy Code in any stipulation and/or order granting such adequate protection, that such junior superpriority claims may be paid under any plan of reorganization in any combination of cash, debt, equity or other property having a value on the effective date of such plan equal to the allowed amount of such claims and (ii) in the event any Subordinated Lender seeks or accepts adequate protection in accordance with clause (i) above and such adequate protection is granted in the form of additional collateral, then each Subordinated Lender agrees that Agent shall also be granted a senior lien on such additional collateral as security for the Senior Debt and any such DIP Financing and that any lien on such additional collateral securing the Subordinated Debt shall be subordinated to the liens on such collateral securing the Senior Debt and any such DIP Financing (and all obligations relating thereto) and any other liens granted to the Senior Secured Parties as adequate protection, with such subordination to be on the same terms that the other liens securing the Subordinated Debt are subordinated to such Senior Debt under this Agreement. Each Subordinated Lender agrees that, except as expressly set forth in this Section 8, it shall not seek or accept adequate protection without the prior written consent of Agent.

8.4.       Other Matters. To the extent that any Subordinated Lender has or acquires rights under Section 363 or Section 364 of the Bankruptcy Code with respect to any of the Collateral, each Subordinated Lender agrees not to assert any of such rights without the prior written consent of the Agent; provided that if requested by the Agent, each Subordinated Lender shall timely exercise such rights in the manner requested by the Agent, including any rights to payments in respect of such rights.

9.       Subrogation. Upon the Payment in Full of all Senior Debt, each Subordinated Lender shall be subrogated to the rights of Agent and Senior Secured Parties to receive Distributions from the Parent’s Equity Interests in the Company, the Company or any other Loan Party until the Subordinated Debt is paid in full. Without limiting the other provisions of this Agreement (including, without limitation, Section 2.9), each Subordinated Lender agrees that in the event that all or any part of a payment made with respect to the Senior Debt is recovered from the holders of the Senior Debt in a Proceeding or otherwise, any Distribution from the Parent’s Equity Interests in the Company, the Company or any other Loan Party received by such Subordinated Lender with respect to the Senior Debt at any time after the date of the payment that is so recovered, whether pursuant to the right of subrogation provided for in this Agreement or otherwise, shall be deemed to have been received by such Subordinated Lender in trust as property of the holders of the Senior Debt and such Subordinated Lender shall forthwith deliver the same to Agent for the benefit of the Senior Secured Parties for application to the Senior Debt until all of the Senior Debt is Paid in Full. A Distribution from the Parent’s Equity Interests in the Company, the Company or any other Loan Party made pursuant to this Agreement to Agent or Senior Secured Parties which otherwise would have been made to a Subordinated Lender is not, as between the Company and such Subordinated Lender, a payment by the Company to or on account of the Senior Debt.

10.       Modification. Any modification or waiver of any provision of this Agreement, or any consent to any departure by any party from the terms hereof, shall not be effective in any event unless the same is in writing and signed by Agent and each Subordinated Lender, and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given. Any notice to or demand on any party hereto in any event not specifically required hereunder shall not entitle the party receiving such notice or demand to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.

11.       Further Assurances. Each party to this Agreement promptly will execute and deliver such further instruments and agreements and do such further acts and things as may be reasonably requested in writing by any other party hereto that may be necessary or desirable in order to effect fully the purposes of this Agreement.

12.       Consent to Senior Debt. To the extent that the Company’s incurrence of the Senior Debt or the Parent’s or any Loan Party’s guarantee thereof (a) may require the consent of the Subordinated Lenders pursuant to the Subordinated Notes, (b) creates a default under the Subordinated Notes or (c) gives rise to any other rights or remedies under the Subordinated Notes, each Subordinated Lender hereby (i) consents to any Loan Party’s incurrence of the Senior Debt and the Parent’s or any applicable Loan Party’s guarantee thereof, and (ii) agrees that the incurrence of the Senior Debt by the Loan Parties and the guarantee thereof by the Parent or any applicable Loan Party will not constitute a default or event of default under the Subordinated Notes.

13.       Notices. Unless otherwise specifically provided herein, any notice delivered under this Agreement shall be in writing addressed to the respective party as set forth below and may be personally served, faxed or sent by overnight courier service or certified or registered United States mail and shall be deemed to have been given (a) if delivered in person, when delivered; (b) if delivered by facsimile, on the date of transmission if transmitted on a business day before 5:00 p.m. (Central time) or, if not, on the next succeeding business day; (c) if delivered by overnight courier, one business day after delivery to such courier properly addressed; or (d) if by United States mail, three business days after deposit in the United States mail, postage prepaid and properly addressed.

Notices shall be addressed as follows:

If to the Subordinated Lenders:

RNS Flex, LLC

309 Agate Street

Laguna Beach, CA 92651

Attention:	Mallory McCamant
Email:	MalloryMcCamant@RNScapitalpartners.com

TRF Platform Holdings, LLC

c/o Intervale Capital

20 University Road, Suite 360

Cambridge, MA 02138

Fax No.: (617) 497-8453

Email: christine@intervalecapital.com

Energy Special Situations Fund II, L.P.

ESS Participation Fund II, L.P.

c/o ESS Funds

1801 Patterson Street

Houston, TX 77007

Email: jlinker@essfunds.com

If to the Parent or any Loan Party:

c/o FlexEnergy Power Solutions, LLC

6400 S. Fiddlers Green Circle, Suite 900

Greenwood Village, Colorado 80111

Attention: Doug Baltzer

Fax:	(303) 694-0344
E-Mail:	doug.baltzer@flexleasingpower.com

With a copy to:

Fennemore Craig, P.C.

2394 E. Camelback Rd, Suite 600

Phoenix, Arizona 85016

Attention:	C.W. Ross
Fax:	602.916.5503

If to Agent or Senior Secured Parties:

Texas Capital Bank, National Association

2000 McKinney Avenue, Suite 700

Dallas, Texas 75201

Attention:	ABL Portfolio Manager
E-Mail:	ABL@texascapitalbank.com

With a copy to:

Vinson & Elkins LLP

2001 Ross Avenue, Suite 3900

Dallas, Texas 75201

Attention:	Bailey Pham
E-Mail:	bpham@velaw.com

or in any case, to such other address as the party addressed shall have previously designated by written notice to the serving party, given in accordance with this Section 13.

14.       Successors and Assigns. This Agreement shall inure to the benefit of, and shall be binding upon, the respective successors and assigns of Agent, Senior Secured Parties, Subordinated Lenders, Parent and the Loan Parties. Senior Secured Parties may, from time to time, without notice to any Subordinated Lender, assign or transfer any or all of the Senior Debt or any interest therein to any Person and, notwithstanding any such assignment or transfer, or any subsequent assignment or transfer, the Senior Debt shall, subject to the terms hereof, be and remain Senior Debt for purposes of this Agreement, and every assignee or transferee of any of the Senior Debt or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Senior Debt, be entitled to rely upon and be the third party beneficiary of the subordination provided under this Agreement and shall be entitled to enforce the terms and provisions hereof to the same extent as if such assignee or transferee were initially a party hereto. Each Subordinated Lender agrees that any party that refinances the Senior Debt may rely on and enforce this Agreement. Each Subordinated Lender further agrees that it will, at the request of Agent, enter into an agreement, in the form of this Agreement, mutatis mutandis, with the party that refinances the Senior Debt, provided, that the failure of such Subordinated Lender to execute such an agreement shall not affect such party’s right to rely on and enforce the terms of this Agreement.

15.       Relative Rights. This Agreement shall define the relative rights of Agent, Senior Secured Parties and Subordinated Lenders. Nothing in this Agreement shall (a) impair, as among the Loan Parties, Agent and Senior Secured Parties and as between the Parent and Subordinated Lenders, the obligation of the Loan Parties with respect to the payment of the Senior Debt and the obligation of the Parent with respect to the payment of the Subordinated Debt in accordance with their respective terms or (b) affect the relative rights of Agent, Senior Secured Parties or Subordinated Lenders with respect to any other creditors of the Loan Parties or Parent.

16.       Conflict. In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of any of the Subordinated Debt Documents, the provisions of this Agreement shall control and govern.

17.       Headings. The paragraph headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.

18.       Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by fax or other electronic transmission (e.g., “.pdf”) shall be effective as delivery of a manually executed counterpart of this Agreement.

19.       Severability. In the event that any provision of this Agreement is deemed to be invalid, illegal or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court or governmental authority, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby, and the affected provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this Agreement.

20.       Continuation of Subordination; Termination of Agreement. This Agreement shall remain in full force and effect until all of the Senior Debt is Paid in Full, and shall thereafter be reinstated as provided in Section 2.9.

21.       Applicable Law. This Agreement shall be governed by and shall be construed and enforced in accordance with the internal laws of the State of Texas.

22.       Consent to Jurisdiction; Waiver of Jury Trial. Parent, the Loan Parties, Subordinated Lenders and Agent each consent to the jurisdiction of any state or federal court located within Dallas County, Texas. Parent, each Loan Party and each Subordinated Lender waives personal service of any and all process upon it, and consents that all service of process be made in the manner set forth in Section 13. Parent, each Loan Party, each Subordinated Lender and Agent each waive, to the fullest extent each may effectively do so, any defense or objection based upon forum non conveniens and any defense or objection to venue of any action instituted within Dallas County, Texas. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS AGREEMENT.

23.       Costs and Attorneys’ Fees. In the event it becomes necessary for Agent or Senior Secured Parties to commence or become a party to any proceeding or action to enforce the provisions of this Agreement, the court or body before which the same shall be tried shall award to Agent and Senior Secured Parties, if the prevailing parties thereunder, all costs and expenses thereof (solely to the extent they pertain to enforcing the provisions of this Agreement, as opposed to the Senior Debt Documents generally), including reasonable attorneys’ fees, the usual and customary and lawfully recoverable court costs, and all other expenses in connection therewith.

24.       Independent Action. Except as otherwise expressly provided herein, each Subordinated Lender may manage and supervise (a) its loans and extensions of credit under the Subordinated Debt Documents, (b) its membership interest in Parent, and (c) the actions or inactions of its representatives on the board of managers of Parent in each case in accordance with applicable law and as it may otherwise, in its sole discretion, deem appropriate.

25.       Integrated Agreement. THIS AGREEMENT REPRESENTS AND EMBODIES THE ENTIRE AND FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR WRITTEN OR ORAL AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF. THIS AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN, ORAL AGREEMENTS BETWEEN THE PARTIES.

26.       Additional Loan Parties. The Company shall cause each Person that becomes a Loan Party after the date hereof to become a party to this Agreement by execution and delivery by such Person of a Joinder Agreement in the form of Exhibit B hereto.

[Signature Pages Follow]

IN WITNESS WHEREOF, each Subordinated Lender, Parent, the Loan Parties and Agent have caused this Agreement to be executed as of the date first above written.

SUBORDINATED LENDERS:

RNS FLEX, LLC

By:	RNS Management, LLC, its Manager

	By:	/s/ Thomas R. Denison
Thomas R. Denison, Manager

ENERGY SPECIAL SITUATIONS FUND II, L.P.

By:		Energy Special Situations Fund Management II, LLC, its general partner

By:
Jonathan S. Linker, Manager

ESS PARTICIPATION FUND II, L.P.

By:		Energy Special Situations Fund Management II, LLC, its general partner

By:
Jonathan S. Linker, Manager

TRF PLATFORM HOLDINGS, LLC

By:		Intervale Capital Fund III, L.P., its manager
By:		Intervale Capital GP III, L.P., its general partner
By:		Intervale Capital Associates III LLC, its general partner

By:
Patrick Connelly, Authorized Person

[Signature Page to Subordination and Intercreditor Agreement – Flex Leasing Power & Service LLC]

IN WITNESS WHEREOF, each Subordinated Lender, Parent, the Loan Parties and Agent have caused this Agreement to be executed as of the date first above written.

SUBORDINATED LENDERS:

RNS FLEX, LLC

By:	RNS Management, LLC, its Manager

By:
Thomas R. Denison, Manager

ENERGY SPECIAL SITUATIONS FUND II, L.P.

By:	Energy Special Situations Fund Management II, LLC, its general partner

	By:	/s/ Jonathan S. Linker
Jonathan S. Linker, Manager

ESS PARTICIPATION FUND II, L.P.

By:	Energy Special Situations Fund Management II, LLC, its general partner

	By:	/s/ Jonathan S. Linker
Jonathan S. Linker, Manager

TRF PLATFORM HOLDINGS, LLC

By:	Intervale Capital Fund III, L.P., its manager
By:	Intervale Capital GP III, L.P., its general partner
By:	Intervale Capital Associates III LLC, its general partner

By:
Patrick Connelly, Authorized Person

[Signature Page to Subordination and Intercreditor Agreement – Flex Leasing Power & Service LLC]

IN WITNESS WHEREOF, each Subordinated Lender, Parent, the Loan Parties and Agent have caused this Agreement to be executed as of the date first above written.

SUBORDINATED LENDERS:

RNS FLEX, LLC

By:		RNS Management, LLC, its Manager

By:
Thomas R. Denison, Manager

ENERGY SPECIAL SITUATIONS FUND II, L.P.

By:		Energy Special Situations Fund Management II, LLC, its general partner

By:
Jonathan S. Linker, Manager

ESS PARTICIPATION FUND II. L.P.

By:		Energy Special Situations Fund Management II, LLC, its general partner

By:
Jonathan S. Linker, Manager

TRF PLATFORM HOLDINGS, LLC

By:		Intervale Capital Fund III, L.P., its manager
By:		Intervale Capital GP III, L.P., its general partner
By:		Intervale Capital Associates III LLC, its general partner

	By:	/s/ Patrick Connelly
Patrick Connelly, Authorized Person

[Signature Page to Subordination and Intercreditor Agreement – Flex Leasing Power & Service LLC]

PARENT:

FLEXENERGY POWER SOLUTIONS, LLC,
a Delaware limited liability company

By	/s/ Wes Kimmel
Name:	Wes Kimmel
Title:	Chief Financial Officer

LOAN PARTIES:

FLEX LEASING POWER & SERVICE LLC,
a Delaware limited liability company

By
Name:	Darin Romine
Title:	Vice President—Finance

FLEX POWER CO.,
a Delaware corporation

By
Name:	Darin Romine
Title:	Vice President

[Signature Page to Subordination and Intercreditor Agreement – Flex Leasing Power & Service LLC]

PARENT:

FLEXENERGY POWER SOLUTIONS, LLC,
a Delaware limited liability company

By
Name:	Wes Kimmel
Title:	Chief Financial Officer

LOAN PARTIES:

FLEX LEASING POWER & SERVICE LLC,
a Delaware limited liability company

By	/s/ Darin Romine
Name:	Darin Romine
Title:	Vice President—Finance

FLEX POWER CO.,
a Delaware corporation

By	/s/ Darin Romine
Name:	Darin Romine
Title:	Vice President

[Signature Page to Subordination and Intercreditor Agreement – Flex Leasing Power & Service LLC]

AGENT:

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, as Agent

By:	/s/ Jeff A. Tompkins
Name:	Jeff A. Tompkins
Title:	Senior Vice President

[Signature Page to Subordination and Intercreditor Agreement – Flex Leasing Power & Service LLC]